Rule 497(e)
File Nos.:	002-85378
811-3462

The Flex-funds® The U.S. Government Bond Fund

Supplement to the Prospectus dated April 29, 2011

Effective immediately, The Flex-funds® U.S. Government Bond Fund (the “Fund”) has terminated the public offering of its shares.  Shares of the Fund are no longer available for purchase.

The Fund’s Board of Trustees has approved the mandatory redemption of all of the Fund’s shares and the liquidation of the Fund as being in the best interests of the Fund and its shareholders.  It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about December 27, 2011.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.  As part of this process, all of the Fund’s portfolio will be liquidated in an orderly manner before December 27, 2011.

As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about December 27, 2011.  Any shareholder remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date and unless directed otherwise by the shareholder, the proceeds will be invested in The Flex-funds® Money Market Fund - Retail Class on behalf of shareholder.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own advisers to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize, prior to December 27, 2011, a direct transfer of their retirement account assets to another tax-deferred retirement account.  Any assets held in the Fund on December 27, 2011 will be liquidated at that day’s net asset value and the proceeds will be invested in The Flex-funds® Money Market Fund - Retail Class unless otherwise directed by the shareholder.  Typically, shareholders have 60 days from the date of liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-800-325-3539.

Investors Should Retain this Supplement for Future Reference